                                                                  EXHIBIT 10.27
                                    FORM OF
                          SUBSCRIPTION AGREEMENT AND
                          LETTER OF INVESTMENT INTENT



Troy Group Newco, Inc.
2331 South Pullman Street
Santa Ana, CA  92705

Ladies and Gentlemen:

     The undersigned (the "Subscriber") hereby subscribes to acquire ___ shares (the "Shares") of the common stock, $.01 par value (the "Common Stock"), of Troy Group Newco, Inc., a Delaware corporation (the "Company"), in exchange for the contribution by the undersigned of ____ shares of the outstanding common stock of Troy Group, Inc., a Delaware corporation ("TG"), and upon the other terms and conditions set forth below. Endorsed share certificates (or a separate stock power separate from the certificates and the stock certificates) of TG providing for the transfer to the Company of the TG shares free and clear of any liens and encumbrances are enclosed and delivered herewith. The Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws and that a subscription for Shares may be rejected for any reason.

     The Subscriber acknowledges and represents as follows:

     1. The Subscriber has received copies of all documents and any other information requested from the Company and has had an opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering and to obtain any additional information desired or has elected to waive such opportunity. The Subscriber confirms that the Subscriber is fully informed regarding the financial condition of the Company, the administration of its business affairs and its prospects for the future, and that the Company makes no assurance whatsoever concerning the present and prospective value of the Shares to be acquired.

     2. The Subscriber realizes that the Shares, as an investment, are speculative and involve a high degree of risk. The Subscriber believes that an investment in the Shares is suitable for the Subscriber based upon the Subscriber's investment objectives and financial needs, and the Subscriber has the financial means to undertake the risks of an investment in the Shares, to hold the Shares for an indefinite period of time, and to withstand a complete loss of the Subscriber's investment in the Shares.

     3. The Subscriber, either alone or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Shares. The Subscriber has obtained, to the extent deemed necessary, personal professional advice with respect to the risks inherent in, and the suitability of, an investment in the Shares in light of the Subscriber's financial condition and investment needs.

     4. The Shares are being acquired by the Subscriber for investment purposes in the Subscriber's name solely for Subscriber's own beneficial interest and not as nominee for, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

     5. The Subscriber acknowledges that (a) the Subscriber must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933 or any applicable state securities laws and therefore may not be sold, transferred, assigned or otherwise disposed of unless such disposition is subsequently registered under such laws or exemptions from such registrations are available, and (b) a legend will be placed on the certificate evidencing the Shares stating that the Shares have not been registered under the Securities Act of 1933 and referencing the restrictions on the transferability of the Shares.

     6.   The Subscriber is a bona fide resident of the State of _____________.

     7. If the Subscriber is not an individual, (a) the Subscriber was not organized for the specific purpose of acquiring the Shares, and (b) this Subscription Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber and is a legal, valid, and binding obligation of the Subscriber enforceable in accordance with its terms.

     8.   The Subscriber desires that the Shares be held in the name of:


                            -
        --------------------

Dated:           , 1998
       ----------                            ------------------------------




                            *  *  *  *  *  *  *  *

     This Subscription Agreement is accepted by the Company as of       , 1998.
                                                                  ------
                                   TROY GROUP NEWCO, INC.



                                   By:
                                        -----------------------------
                                        Patrick J. Dirk
                                   Its: President and Chief Executive Officer


                                       2